STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Copy Request

March 28, 2016

Job Number: C20160328-0123
Reference Number: 00010253828-79
Expedite:
Through Date:

Document Number(s)	Description	Number of Pages
20070036077-22	Articles of Incorporation	5 Pages/1 Copies
20070512017-05	Certificate of Correction	1 Pages/1 Copies
20080068657-32	Amendment	1 Pages/1 Copies
20130690447-96	Stock Split	1 Pages/1 Copies
20130690448-07	Amendment	1 Pages/1 Copies
20150361309-90	Merge In	7 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20070036077-22
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/18/2007 4:06 PM
	Entity Number E0033412007-9

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	SIGA RESOURCES, INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Name: CORPORATE ADVISORY SERVICE, INC. Street Address: 251 JEANELL DR, SUITE 3; City: CARSON CITY; Nevada; Zip Code: 89703 Optional Mailing Address: ; City: ; State: ; Zip Code:
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 300,000,000; Par value: $ .001; Number of shares without par value:
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. Name: ARUN KUMAR Street Address: 8 NAIRAL RD, RALWAI; City: SUVA, FIJI; State: ; Zip Code: 2. Name: ROHIT SINGH Street Address: NARATA; City: NAUSORI, FIJI; State: ; Zip Code: 3. Name: Street Address: ; City: ; State: ; Zip Code:
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: TO ENGAGE IN ANY AND ALL LAWFUL ACTIVITIES, AS PROVIDED BY NEVADA STATE LAW
6. Names, Address and Signature of Incorporator. (attach additional page if there is more than 1 incorporator)	Name: ARUN KUMAR; Signature: [signature] Address: 8 NAIRAL RD, RALWAI; City: SUVA, FIJI; State: ; Zip Code:
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. [signature] Authorized Signature of R. A. or On Behalf of R. A. Company; Date: 1/18/07

This form must be accompanied by appropriate fees.

ARTICLES OF INCORPORATION

OF

SIGA RESOURCES, INC.

THE UNDERSIGNED, having associated ourselves together for the purpose of forming a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, do make, record and file these Articles of Incorporation, in writing, and we do hereby certify:

ARTICLE I

NAME

The name of this Corporation shall be: SIGA RESOURCES, INC.

ARTICLE II

PURPOSE

The purpose for which said Corporation is formed and the nature of the objects proposed to be transacted and carried on by it is to engage in any and all lawful activity, as provided by the laws of the State of Nevada.

ARTICLE III

CAPITAL STOCK

The authorized amount of Capital Stock of the Corporation shall be Three Hundred Million (300,000,000) shares of Common Stock at $.001 par value per share. Said Capital Stock may be increased or decreased from time to time in accordance with the provisions of the laws of the State of Nevada.

ARTICLE IV

GOVERNING BOARD

The members of the Governing Board of the Corporation are styled Directors. The initial board of directors shall consist of one member. The names and post office address of the First Board of Directors are as follows:

FIRST BOARD OF DIRECTORS

Name	Address
Arun Kumar	8 Nairal Road Ralwai Suva, Fiji
Rohit Singh	Narata Nausori Fiji

ARTICLE V

INCORPORATOR

The name and address of the incorporator signing these Articles of Incorporation, who is above the age of eighteen (18) years, is as follows:

Name	Address
Arun Kumar	8 Nairal Road Ralwai Suva, Fiji

ARTICLE VI

RESIDENT AGENT

The name and address of the Resident Agent is as follows:

Name	Address
Corporate Advisory Service, Inc.	251 Jeanell Dr., Suite 3 Carson City, Nevada 89703

ARTICLE VII

INDEMNIFICATION

No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of an Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VIII

ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any

effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE IX

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

IN WITNESS WHEREOF, I have hereunto subscribed my name this ___ day of December, 2006

Arun Kumar

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Correction

(PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 AND 92A)

Filed in the office of	Document Number 20070512017-05
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/26/2007 7:50 AM
	Entity Number E0033412007-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

SIGA RESOURCES, INC.

2. Description of the original document for which correction is being made:

ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: 10/04/2006

4. Description of the inaccuracy or defect.

The second sentence of Article IV (i) inaccurately stated that the initial board of directors consists of one member, and (ii) is defective in that it fails to provide a means by which the number of directors of the Corporation can be changed.

5. Correction of the inaccuracy or defect.

Please correct the inaccuracy and defect described above by deleting, in its entirety, the second sentence of Article IV as originally filed, and substituting the following sentence in its place and stead:

The initial board of directors shall consist of two (2) members and, provided that the number of directors may not be set at less than one (1) nor more than seven (7), the number of directors may be changed from time to time by the board of directors in accordance with the BYLAWS of the Corporation.

6. Signature:

X

Authorized Signature	President & Director **Title ***	**Date**

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Ross Miller, Secretary of State, State of Nevada	20080068657-32
	Filing Date and Time: 01/31/2008 10:45 AM
	Entity Number: E0033412007-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Siga Resources, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The existing text of Article III is replaced by the following:

"The authorized amount of Capital Stock of the Corporation shall be Five Hundred Million (500,000,000) shares of Common Stock at $0.001 par value per share. Said Capital Stock may be increased or decreased from time to time in accordance with the provisions of the laws of the State of Nevada."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 59.95%.

4. Effective date of filing (optional): February 14, 2008
(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number **20130690447-96**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **10/23/2013 8:00 AM**
	Entity Number **E0033412007-9**

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Siga Resources Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

500,000,000 shares of common stock, par value $0.001, are authorized.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

After giving effect to a reverse stock split of one for ten (10) shares of common stock, the authorized shares of common stock will 500,000,000 shares of common stock, par value $0.001.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Based on 45,025,000 shares issued and outstanding, an aggregate 40,522,500 shares will be canceled pursuant to the reverse thus leaving 4,502,500 shares issued and outstanding, par value $0.001.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares .5% and above shall be rounded to the nearest whole.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X Bob Hogarth — President

Signature of Officer — Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130690448-07
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/23/2013 8:00 AM
	Entity Number E0033412007-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
SIGA RESOURCES INC.

2. The articles have been amended as follows: (provide article numbers, if available)
ARTICLE 1: THE NAME OF THE CORPORATION IS TNX MAVERICK CORP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 23,625,000

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20150361309-90
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 08/12/2015 8:00 AM
	Entity Number E0033412007-9

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Gold Lakes Corp.
Name of merging entity

NV
Jurisdiction

corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

TNX Maverick Corp.
Name of surviving entity

Nevada
Jurisdiction

corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

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ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

Gold Lakes Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

TNX Maverick Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

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ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

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ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Per Article 7 of the Plan of Merger, the Surviving Corporation will adopt the corporate name of the Merging Entity, i.e. the new corporate name of the Surviving Corporation will be "Gold Lakes Corp."

Please also see Paragraph 4 of the Articles of Merger regarding conversion of shares.

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: Time:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

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ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Gold Lakes Corp.
Name of merging entity

X [signature] | President | July 30, 2015
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

and,

TNX Maverick Corp.
Name of surviving entity

X [signature] | President | 07/30/2015
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PLAN OF MERGER

(Pursuant to Nevada Revised Statutes Section 92A.180)

1. The names of the parent and subsidiary are:

   Parent: TNX Maverick Corp.
   Subsidiary: Gold Lakes Corp.

2. The Parent owns 100% of the outstanding capital stock of the subsidiary.

3. The Parent shall be the surviving corporation of the merger.

4. The manner and basis of converting the owner's interests of the disappearing entity into the owner's interests, obligations or other securities of the surviving or any other entity or into cash or other property in whole or in part is as follows: On the effective date of the merger, each outstanding share of common stock of the parent and each outstanding share of common stock of the subsidiary shall be converted into 1/200 share of common stock of the parent. The surviving entity shall not be required to issue fractional shares, but shall round up to the nearest whole number of shares.

5. The directors and officers of the surviving corporation shall be the following, who shall each serve until their respective successors are duly qualified:

   Directors: Christopher Vallos
   President and CEO: Christopher Vallos
   Treasurer and CFO: Christopher Vallos
   Secretary: Christopher Vallos

6. The parent shall mail a copy or summary of this plan of merger to each owner of the subsidiary who does not waive the mailing requirement in writing.

7. Upon the effectiveness of the merger, the surviving entity shall adopt the corporate name of the subsidiary.

8. The Merger shall be effective upon filing of Articles of Merger with the Nevada Secretary of State.

TNX MAVERICK CORP.

By ____________________
Christopher P. Vallos, President
Date: July 30, 2015

GOLD LAKES CORP.

By ____________________
Christopher P. Vallos, President
Date: July 30, 2015